UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2011

State Bank Financial Corporation

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

000-54056	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

415 East Paces Ferry Road, NE, Suite 250
Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)

(404) 475-6599

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07.  Submission of Matters to Vote of Security Holders

State Bank Financial Corporation held its Annual Meeting of Shareholders on Wednesday, May 25, 2011, in Atlanta, Georgia.  We asked our shareholders to vote on the following five proposals:

•                  to elect seven directors to serve a one-year term;

•                  to conduct an advisory vote on the compensation of our named executive officers (the “say on pay vote”);

•                  to conduct an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers (the “say on frequency vote”);

•                  to approve our 2011 Omnibus Equity Compensation Plan; and

•                  to ratify the appointment of Dixon Hughes Goodman LLP as our independent public accounting firm for 2011.

Following is a tabulation of the votes with respect to each proposal.

Election of Directors

The following directors were elected with the following votes to serve until the 2012 annual meeting of shareholders or until their respective successors are duly elected and qualified.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
James R. Balkcom, Jr.	23,759,782	5,500	17,000	3,178,432
Archie L. Bransford, Jr.	23,759,782	5,500	17,000	3,178,432
Kim M. Childers	23,776,782	5,500	0	3,178,432
Joseph W. Evans	23,782,282	0	0	3,178,432
Virginia A. Hepner	23,759,782	5,500	17,000	3,178,432
J. Daniel Speight	23,776,782	5,500	0	3,178,432
J. Thomas Wiley, Jr.	23,761,532	5,500	15,250	3,178,432

Say on Pay

The compensation of our named executive officers was approved with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,771,582	5,500	5,200	3,178,432

Say on Frequency

The following votes were cast on the frequency of the advisory vote on the compensation of our named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
23,561,982	59,800	142,300	18,200	3,178,432

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board has determined that the company will hold an advisory say on pay vote every year.

Approval of the 2011 Omnibus Equity Compensation Plan

The 2011 Omnibus Equity Compensation Plan was approved with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,075,436	1,694,346	12,500	3,178,432

Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2011 was approved with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,951,464	4,500	4,750	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: May 31, 2011	By:	/s/ J. Daniel Speight
J. Daniel Speight
Chief Operating Officer